The Prudential Insurance Company of America                           Jordan K. Thomsen
Vice President and Corporate Counsel

The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102-2992
(973) 802-4193   fax: (973) 802-9560

March 8, 2017

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:           The Prudential Insurance Company of America (“Registrant”)
Prudential Variable Contract Account GI-2 (“Depositor”) (File No. 811-07545)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Contract Account GI-2 (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Semiannual Reports for the underlying funds for the period ending December 31, 2016 have been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following semi-annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
AB Variable Products Series Fund	811-05398
American Century Variable Portfolios, Inc.	811-05188
Advanced Series Trust ("AST")	811-05186
Deutsche Investments VIT Funds	811-07507
Deutsche Variable Series I	811-04257
Deutsche Variable Series II	811-05002
Dreyfus Variable Investment Fund	811-05125
Fidelity Variable Insurance Products Fund II	811-05511
Fidelity Variable Insurance Products Fund III	811-07205
Fidelity Variable Insurance Products Fund V	811-05361
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
JPMorgan Insurance Trust	811-07874
Lazard Retirement Series, Inc.	811-08071
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
PIMCO Variable Insurance Trust	811-08399
Royce Capital Fund	811-07537
T. Rowe Price Equity Series	811-07143
T. Rowe Price International Series, Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

If you have any questions regarding this filing, please contact me at (973) 802-4193.

Sincerely,

                            /s/______________
                             Jordan K. Thomsen

VIA EDGAR